Exhibit 4.15

                   AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                           LITCHFIELD CAPITAL TRUST I

                            DATED AS OF MAY 19, 1999








                                TABLE OF CONTENTS

            (This Table of Contents does not constitute part of the Amended and Restated Declaration of Trust and should not have any bearing upon the interpretation of any of its terms or provisions.)

                                                                                          Page

                                    ARTICLE 1
                                   Definitions


Section 1.01.      Definitions.............................................................    2
          Affiliate.........................................................................   2
          Book Entry Interest...............................................................   2
          Business Day......................................................................   2
          Business Trust Act................................................................   2
          Certificate.......................................................................   2
          Certificate of Trust..............................................................   3
          Clearing Agency...................................................................   3
          Clearing Agency Participant.......................................................   3
          Closing Date......................................................................   3
          Code..............................................................................   3
          Commission........................................................................   3
          Common Securities.................................................................   3
          Common Security Certificate.......................................................   3
          Covered Person....................................................................   3
          Creditor..........................................................................   3
          Debenture Trustee.................................................................   3
          Debentures........................................................................   3
          Definitive Preferred Security Certificates........................................   3
          Delaware Trustee..................................................................   4
          Depositary Agreement..............................................................   4
          Distribution......................................................................   4
          DTC...............................................................................   4
          Event of Default..................................................................   4
          Exchange..........................................................................   4
          Exchange Act......................................................................   4
          Fiscal Year.......................................................................   4
          Global Certificate................................................................   4
          Holder............................................................................   4
          Holder Direct Action..............................................................   4
          Litchfield Financial..............................................................   4
          Sponsor...........................................................................   4
          Indemnified Person................................................................   4
          Indenture.........................................................................   4
          Indenture Event of Default........................................................   4






          Investment Company................................................................   5
          Investment Company Act............................................................   5
          Legal Action......................................................................   5
          Liquidation Distribution..........................................................   5
          List of Holders...................................................................   5
          Majority in liquidation amount of the Securities..................................   5
          NASD..............................................................................   5
          Nasdaq............................................................................   5
          1933 Act Registration Statement...................................................   5
          1934 Act Registration Statement...................................................   5
          Officers' Certificate.............................................................   5
          Opinion of Counsel................................................................   6
          Original Declaration..............................................................   6
          Paying Agent......................................................................   6
          Payment Amount....................................................................   6
          Person............................................................................   6
          Preferred Guarantee...............................................................   6
          Preferred Securities..............................................................   6
          Preferred Security Beneficial Owner...............................................   6
          Preferred Security Certificate....................................................   6
          Property Trustee..................................................................   7
          Property Account..................................................................   7
          Quorum............................................................................   7
          Regular Trustee...................................................................   7
          Related Party.....................................................................   7
          Resignation Request...............................................................   7
          Responsible Officer...............................................................   7
          Rule 3a-7.........................................................................   7
          Securities........................................................................   7
          Securities Act....................................................................   7
          Special Event.....................................................................   7
          Successor Delaware Trustee........................................................   7
          Successor Entity..................................................................   7
          Successor Property Trustee........................................................   7
          Successor Securities..............................................................   7
          Super Majority....................................................................   8
          Supplemental Indenture............................................................   8
          10% in liquidation amount of the Securities.......................................   8
          Treasury Regulations..............................................................   8
          Trust.............................................................................   8
          Trustee...........................................................................   8
          Trustees..........................................................................   8
          Trust Indenture Act...............................................................   8
          Underwriting Agreement............................................................   8







                                                     ARTICLE 2
                                                Trust Indenture Act

Section 2.01.      Trust Indenture Act; Application.........................................   8
Section 2.02.      Lists of Holders of Preferred Securities.................................   9
Section 2.03.      Reports by the Property Trustee..........................................   9
Section 2.04.      Periodic Reports to the Property Trustee.................................  10
Section 2.05.      Evidence of Compliance with Conditions Precedent.........................  10
Section 2.06.      Events of Default; Waiver................................................  10
Section 2.07.      Disclosure of Information................................................  12

                                                     ARTICLE 3
                                                   Organization

Section 3.01.      Name.....................................................................  12
Section 3.02.      Office...................................................................  12
Section 3.03.      Issuance of the Securities...............................................  12
Section 3.04.      Purchase of Debentures...................................................  13
Section 3.05.      Purpose..................................................................  13
Section 3.06.      Authority................................................................  14
Section 3.07.      Title to Property of the Trust...........................................  14
Section 3.08.      Powers and Duties of the Regular Trustees................................  14
Section 3.09.      Prohibition of Actions by the Trust and the Trustees.....................  17
Section 3.10.      Powers and Duties of the Property Trustee................................  18
Section 3.11.      Delaware Trustee.........................................................  21
Section 3.12.      Certain Rights and Duties of the Property Trustee........................  21
Section 3.13.      Registration Statement and Related Matters...............................  25
Section 3.14.      Filing of Amendments to Certificate of Trust.............................  26
Section 3.15.      Execution of Documents by the Regular Trustees...........................  26
Section 3.16.      Trustees Not Responsible for Recitals or Issuance of
                   Securities...............................................................  26
Section 3.17.      Duration of the Trust....................................................  26
Section 3.18.      Mergers..................................................................  26
Section 3.19.      Property Trustee May File Proofs of Claim................................  38

                                                     ARTICLE 4
                                                      Sponsor

Section 4.01.      Purchase of Common Securities by the Sponsor.............................  29
Section 4.02.      Expenses.................................................................  29

                                                     ARTICLE 5
                                                     Trustees

Section 5.01.      Number of Trustees; Qualifications.......................................  30






Section 5.02.      Appointment, Removal and Resignation of the Trustees.....................  32
Section 5.03.      Vacancies among the Trustees.............................................  33
Section 5.04.      Effect of Vacancies......................................................  33
Section 5.05.      Meetings.................................................................  34
Section 5.06.      Delegation of Power......................................................  34
Section 5.07.      Merger, Conversion, Consolidation or Succession to
                   Business.................................................................  34

                                                     ARTICLE 6
                                                   Distributions

Section 6.01.      Distributions............................................................  35

                                                     ARTICLE 7
                                            Issuance of the Securities

Section 7.01.      General Provisions Regarding the Securities..............................  35

                                                     ARTICLE 8
                                             Dissolution of the Trust

Section 8.01.      Dissolution of the Trust.................................................  37

                                                     ARTICLE 9
                                               Transfer of Interests

Section 9.01.      Transfer of Securities...................................................  37
Section 9.02.      Transfer of Certificates.................................................  38
Section 9.03.      Deemed Security Holders..................................................  38
Section 9.04.      Book Entry Interests.....................................................  38
Section 9.05.      Notices to Holders of Certificates.......................................  39
Section 9.06.      Appointment of Successor Clearing Agency.................................  39
Section 9.07.      Definitive Preferred Securities Certificates.............................  40
Section 9.08.      Mutilated, Destroyed, Lost or Stolen Certificates........................  40

                                                    ARTICLE 10
                                     Limitation of Liability; Indemnification

Section 10.01.      Exculpation.............................................................  40
Section 10.02.      Indemnification.........................................................  41
Section 10.03.      Outside Business........................................................  41







                                                    ARTICLE 11
                                                    Accounting

Section 11.01.      Fiscal Year.............................................................  42
Section 11.02.      Certain Accounting Matters..............................................  42
Section 11.03.      Banking.................................................................  43
Section 11.04.      Withholding.............................................................  43

                                                    ARTICLE 12
                                              Amendments and Meetings

Section 12.01.      Amendments..............................................................  43
Section 12.02.      Meetings of the Holders of Securities; Action by
                    Written Consent.........................................................  44

                                                    ARTICLE 13
                         Representations of the Property Trustee and the Delaware Trustee

Section 13.01.      Representations and Warranties of the Property
                    Trustee.................................................................  46
Section 13.02.      Representations and Warranties of the Delaware
                    Trustee.................................................................  46

                                                    ARTICLE 14
                                                   Miscellaneous

Section 14.01.      Notices.................................................................  47
Section 14.02.      Undertaking for Costs...................................................  48
Section 14.03.      Governing Law...........................................................  49
Section 14.04.      Headings................................................................  49
Section 14.05.      Partial Enforceability..................................................  49
Section 14.06.      Counterparts............................................................  49
Section 14.07.      Intention of the Parties................................................  49
Section 14.08.      Successors and Assigns..................................................  49
Section 14.09.      No Recourse.............................................................  49


SIGNATURES AND SEALS

EXHIBIT A:         CERTIFICATE OF TRUST
EXHIBIT B:         TERMS OF THE PREFERRED SECURITIES
EXHIBIT C:         TERMS OF THE COMMON SECURITIES








                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                           LITCHFIELD CAPITAL TRUST I

AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") dated and effective as of May 19, 1999, by John J. Malloy, an individual, Heather A. Sica, an individual, and Ronald E. Rabidou, an individual, as Regular Trustees (the "Regular Trustees"), The Bank of New York, a New York banking corporation, as Property Trustee (the "Property Trustee") and The Bank of New York (Delaware), a Delaware banking corporation, as Delaware Trustee (the "Delaware Trustee") (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Litchfield Financial Corporation, a Massachusetts corporation, as trust sponsor ("Litchfield Financial" or the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

WHEREAS, the Sponsor and certain of the Trustees entered into a Declaration of Trust dated as of May 19, 1999 (the "Original Declaration") in order to establish Litchfield Capital Trust I, a statutory business trust (the "Trust"), under the Business Trust Act (as hereinafter defined);

WHEREAS, the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on April 12, 1999; and

WHEREAS, the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Sections 303 and 304 hereof, (i) issuing and selling Preferred Securities (as hereinafter defined) representing preferred undivided beneficial interests in the assets of the Trust for cash and investing the proceeds thereof in Debentures (as hereinafter defined) of Litchfield Financial issued under the Indenture (as hereinafter defined) to be held as assets of the Trust and (ii) issuing and selling Common Securities (as hereinafter defined) representing common undivided beneficial interests in the assets of the Trust to Litchfield Financial in exchange for cash and investing the proceeds thereof in additional Debentures issued under the Indenture to be held as assets of the Trust;

NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all Debentures referred to in clauses (i) and (ii) of the previous paragraph purchased by the Trust will be held for the benefit of the Holders (as hereinafter defined) from time to time, of the Certificates (as hereinafter defined) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.







                                    ARTICLE 1

                                   Definitions

       Section 1.01.  Definitions.

       (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
       Section 1.01;

       (b) a term defined anywhere in this Declaration has the same meaning throughout;

       (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time;

       (d) all references in this Declaration to Articles, Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

       (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

       (f) a reference to the singular includes the plural and vice versa.

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.04.

       "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the Borough of Manhattan, The City and State of New York or Boston, Massachusetts are authorized or required by law to close.

       "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code (S) 3801 et seq., as it may be amended from time to time, or any successor legislation.

       "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

                                        2





       "Certificate of Trust" has the meaning set forth in the second WHEREAS clause above.

       "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

       "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

       "Closing Date" means the Closing Date as specified in the Underwriting Agreement, which date is also the date of execution and delivery of this Declaration.

       "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section (Sec.) of the Code refers not only to such specific section but also to any corresponding provision of any Federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

       "Commission" means the Securities and Exchange Commission.

       "Common Securities" has the meaning specified in Section 7.01(b).

       "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

       "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or of any of its Affiliates, (ii) any officer, director, shareholder, employee, representative or agent of Litchfield Financial or of any of its Affiliates and (iii) the Holders from time to time of the Securities.

       "Creditor" has the meaning specified in Section 4.02(c).

       "Debenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

       "Debentures" means the series of junior subordinated debentures issued by Litchfield Financial under the Indenture to the Property Trustee and entitled the "10% Series A Junior Subordinated Debentures due 2029."

       "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.04.

                                        3






       "Delaware Trustee" has the meaning set forth in Section 5.01(a)(3).

       "Depositary Agreement" means the agreement among the Trust, the Property Trustee and DTC dated as of the Closing Date, as the same may be amended or supplemented from time to time.

       "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

       "DTC" means The Depository Trust Company, the initial Clearing Agency.

       "Event of Default" in respect of the Securities means that an Indenture Event of Default has occurred and is continuing with respect to the Debentures.

       "Exchange" has the meaning specified in Section 3.13.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

       "Fiscal Year" has the meaning specified in Section 11.01.

       "First Closing Date" means the First Closing Date as specified in the Underwriting Agreement.

       "Global Certificate" has the meaning set forth in Section 9.04.

       "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

       "Holder Direct Action" has the meaning specified in Section 3.10(e).

       "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any Paying Agent, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee or Paying Agent, or any employee or agent of the Trust or of any of its Affiliates.

       "Indenture" means the Junior Subordinated Indenture dated as of May 19, 1999, between Litchfield Financial and the Debenture Trustee as supplemented by the Supplemental Indenture No. 1 thereto dated as of May 19, 1999, pursuant to which the Debentures are to be issued.

       "Indenture Event of Default" means that an event or condition defined as an "Event of Default" with respect to the Debentures under Section 6.01(a) of the Indenture has occurred and is continuing.


                                        4





       "Investment Company" means an "investment company" as defined in the Investment Company Act.

       "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

       "Legal Action" has the meaning specified in Section 3.08(g).

       "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

       "List of Holders" has the meaning specified in Section 2.02(a).

       "Litchfield   Financial"  or  "  Sponsor"  means   Litchfield   Financial
       Corporation, a Massachusetts corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

       "Majority in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 6 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class.

       "NASD" has the meaning specified in Section 3.13.

       "Nasdaq" has the meaning specified in Section 3.13.

       "1933 Act Registration Statement" has the meaning specified in Section 3.13.

       "1934 Act Registration Statement" has the meaning specified in Section 3.13.

       "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Comptroller, the Secretary or an Assistant Secretary of the Sponsor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 2.04 shall be the principal executive, financial or accounting officer of the Sponsor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:


                                        5





       (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

       (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

       (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

       (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

       "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Sponsor, which may be an employee of the Sponsor but not an employee of the Trust or the Property Trustee, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel pertaining to Federal income tax matters may rely on published rulings of the Internal Revenue Service.

       "Option Closing Date" means the Option Closing Date as specified in the Underwriting Agreement.

       "Original Declaration" has the meaning set forth in the first WHEREAS clause above.

       "Paying Agent" has the meaning specified in Section 3.10(i).

       "Payment Amount" has the meaning specified in Section 6.01.

       "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, government or any agency or political subdivision thereof, or any other entity of whatever nature.

       "Preferred Guarantee" means the Guarantee Agreement dated as of May 19, 1999, of Litchfield Financial in respect of the Preferred Securities.

       "Preferred Securities" has the meaning specified in Section 7.01(b).

       "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

       "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex I to Exhibit B.

                                        6





       "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.01(c) and having the duties set forth for the Property Trustee herein.

       "Property Account" has the meaning specified in Section 3.10(c)(i).

       "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

       "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

       "Related Party" means any direct or indirect wholly owned subsidiary of Litchfield Financial or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of Litchfield Financial.

       "Resignation Request" has the meaning specified in Section 5.02(d).

       "Responsible  Officer"  means,  when used with  respect  to the  Property
       Trustee, any officer within the corporate trust department of the Property Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Property Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Declaration.

       "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

       "Securities" means the Common Securities and the Preferred Securities.

       "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

       "Special Event" has the meaning set forth in the terms of the Securities as set forth in paragraph 4 of Exhibits B and C hereto.

       "Successor Delaware Trustee" has the meaning specified in Section 5.02(b)(ii).

       "Successor Entity" has the meaning specified in Section 3.18(b)(i).

       "Successor Property Trustee" has the meaning specified in Section 5.02(b)(i).

      "Successor Securities" has the meaning specified in Section 3.18(b)(i)(B).

                                        7





       "Super Majority" has the meaning specified in Section 2.06(a)(ii).

       "Supplemental Indenture" means the Supplemental Indenture No. 1 dated as of May 19, 1999, between Litchfield Financial and the Debenture Trustee, pursuant to which the Debentures are to be issued.

       "10% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 6 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all outstanding Securities of such class.

       "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

       "Trust" has the meaning set forth in the first WHEREAS clause above.

       "Trustee" or " Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

       "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

       "Underwriting Agreement" means the Underwriting Agreement dated as of May 13, 1999, among the Trust, the Sponsor and Tucker Anthony Incorporated, as representatives of the several underwriters named therein.

                                    ARTICLE 2

                               Trust Indenture Act

       Section 2.01.  Trust Indenture Act; Application.


                                        8





       (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

       (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by (S)(S) 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control;

       (c) the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and

       (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

       Section 2.02.  Lists of Holders of Preferred Securities.

       (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee unless the Property Trustee is registrar for the Securities, (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

       (b) The Property Trustee shall comply with its obligations under (S)(S) 310(b), 311 and 312(b) of the Trust Indenture Act.

       Section 2.03.  Reports by the Property Trustee.

       Within 60 days after January 15 of each year, the Property Trustee shall provide to the Holders of the Securities such reports as are required by
       (S) 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by (S) 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of (S) 313(d) of the Trust Indenture Act. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Company, with each stock exchange upon which any Preferred

                                        9





       Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Property Trustee when any Preferred Securities become listed on any stock exchange and of any delisting thereof.

       Section 2.04.  Periodic Reports to the Property Trustee.

       Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information as required by (S) 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by (S) 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by (S) 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to (S) 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year). Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

       Section 2.05.  Evidence of Compliance with Conditions Precedent.

       Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration which relate to any of the matters set forth in (S) 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to (S) 314(c) may be given in the form of an Officers' Certificate.

       Section 2.06.  Events of Default; Waiver.

       (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

       (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

       (ii) requires the consent or vote of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.


                                       10




The foregoing provisions of this Section 2.06(a) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

       (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

       (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided above in Section 2.06(a) or below in this
       Section 2.06(b), the Event of Default under this Declaration shall also not be waivable; or

       (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided above in
       Section 2.06(a) or below in this Section 2.06(b), the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, further, that the Holders of Common Securities will be deemed to have waived any such Event of Default and all Events of Defaults with respect to the Common Securities and their consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.06(b) shall be in lieu of (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further

                                       11





act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section 2.06(b), upon waiver, any such default shall cease to exist and any Event of Default with respect to the Common
Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

       (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

       Section 2.07.  Disclosure of Information.

       The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with (S) 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to (S) 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under (S) 312(b) of the Trust Indenture Act.


                                    ARTICLE 3

                                  Organization

       Section 3.01.  Name.

       The Trust  continued by this  Declaration  is named  "Litchfield  Capital
       Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

       Section 3.02.  Office.

       The address of the principal office of the Trust is c/o Litchfield Financial Corporation, 430 Main Street, Williamstown, Massachusetts 01267. Upon ten days' written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office.

       Section 3.03.  Issuance of the Securities.


                                       12





       The Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Underwriting Agreement.

       On the First Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall execute and deliver (i) one or more Global Certificates, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04 for the benefit of the underwriters named in the Underwriting Agreement, in an aggregate amount of 2,500,000 Preferred Securities having an aggregate liquidation amount of $25,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $25,000,000, and (ii) to the Sponsor, one or more Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 71,320 Common Securities having an aggregate liquidation amount of $773,200, against receipt of the aggregate purchase price of such Common Securities of $773,200.

       On the Option Closing Date, if any, the Regular Trustees, on behalf of the Trust, shall execute and deliver (i) one or more Global Certificates, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04 for the benefit of the underwriters named in the Underwiting Agreement, in an aggregate amount of up to 375,000 Preferred Securities having an aggregate liquidation amount of up to $3,750,000, against receipt of the aggregate purchase price of such Preferred Securities of up to $3,750,000 plus accrued interest from the First Closing Date, and (ii) to the Sponsor, one or more Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of up to 11,598 Common Securities having an aggregate liquidation amount of up to $115,980, against receipt of the aggregate purchase price of such Common Securities of up to $115,980.

       Section 3.04.  Purchase of Debentures.

       On the First Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.03, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to $25,773,200, and, in satisfaction of the purchase price for such Debentures, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of $25,773,200.

       On the Option Closing Date, if any, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to
       Section 3.03, at a purchase price of 100% of the principal amount thereof plus accrued interest from the First Closing Date, Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to up to $3,750,000, and, in satisfaction of the purchase price for such Debentures, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of up to $3,750,000.

       Section 3.05.  Purpose.

       The exclusive purposes and functions of the Trust are: (a)(i) to issue and sell Preferred Securities for cash and use the proceeds of such sales to acquire from Litchfield Financial Debentures issued under the
       Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so issued and sold; (ii) to enter into such agreements and arrangements as may be necessary in connection with the sale of Preferred Securities to the initial purchasers thereof (including the Underwriting Agreement) and to take all action, and exercise such discretion, as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and the issuance of the Preferred Securities; and
       (iii) to issue and sell Common Securities to Litchfield Financial for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (b) except as otherwise limited herein, to engage in only those other activities necessary, convenient or incidental thereto, including such other activities specifically authorized in this Declaration. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.


                                       13





       Section 3.06.  Authority.

       Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

       Section 3.07.  Title to Property of the Trust.

       Except as provided in Section 3.10 with respect to the Debentures and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have undivided beneficial interests in the assets of the Trust.

       Section 3.08.  Powers and Duties of the Regular Trustees.

       The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

       (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

       (b) in connection with the issuance of the Preferred Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, and to execute or cause to be executed, the documents, set forth in
       Section 3.13 and to execute, deliver and perform on behalf of the Trust the Depositary Agreement;

       (c) to acquire as trust assets Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to all of the Debentures to be vested in, and the Debentures to be held of record

                                       14





       in the name of, the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

       (d) if and to the extent that the Sponsor on behalf of the Trust has not already done so, to cause the Trust to enter into the Underwriting Agreement and such other agreements and arrangements as may be necessary or desirable in connection with the sale of the Preferred Securities to the initial purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

       (e) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining to take any Ministerial Action in relation to a Special Event;

       (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of (S) 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

       (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.10(e), the Property Trustee has the exclusive power to bring such Legal Action;

       (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

       (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

       (j) to give the certificate to the Property Trustee required by (S) 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

       (k) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

       (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

       (m) to take all actions and perform such duties as may be required of the Regular Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto;


                                       15





       (n) to take all actions which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

       (o) to take all actions, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes of the Trust and the activities of the Trust as set out in this Section 3.08, including, but not limited to:

       (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

       (ii) causing the Trust to be classified for United States Federal income tax purposes as a grantor trust; and

       (iii) cooperating with the Sponsor to ensure that the Debentures will be treated as indebtedness of the Sponsor for United States Federal income tax purposes;

       (p) to take all actions necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust, and to comply with any requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States Federal income tax purposes;

       (q) subject to the requirements of Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) and (S) 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Property Trustee; and

       (r) to execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

The Regular Trustees must exercise the powers set forth in this Section 3.08 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05, and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

Subject to this Section 3.08, the Regular Trustees shall have none of the powers or any of the authority of the Property Trustee set forth in Section 3.10.

The Regular Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

                                       16





Any expenses incurred by the Regular Trustees pursuant to this Section 3.08 shall be reimbursed by the Sponsor.

       Section 3.09.  Prohibition of Actions by the Trust and the Trustees.

       The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than in connection with the purposes of the Trust or other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not cause the Trust to:

       (a) invest any proceeds received by the Trust from holding the Debentures but shall promptly distribute from the Property Account all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

       (b) acquire any assets other than as expressly provided herein;

       (c) possess Trust property for other than a Trust purpose;

       (d) make any loans, other than loans represented by the Debentures;

       (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever, except as otherwise expressly provided herein;

       (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

       (g)  incur any indebtedness for borrowed money;

       (h) (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section
       6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Securities;

       (i) revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities except by subsequent vote of such Holders;

       (j) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (j) the Property Trustee shall have received an Opinion of Counsel experienced in such matters to the effect that such

                                       17





       amendment, modification or termination will not cause more than an insubstantial risk that for United States Federal income tax purposes the Trust will not be classified as a grantor trust;

       (k) take or consent to any action that would result in the placement of a lien, pledge, charge, mortgage or other encumbrance on any of the Trust property;

       (l) vary the  investment  (within  the  meaning  of  Treasury  Regulation
       Section 301.7701-4(c)) of the Trust or of the Holders of Securities; or

       (m) after the date hereof, enter into any contract or agreement (other than any depositary agreement or any agreement with any securities exchange or automated quotation system) that does not expressly provide that the Holders of Preferred Securities, in their capacities as such, have limited liability (in accordance with the provisions of the Business Trust Act) for the liabilities and obligations of the Trust, which express provision shall be in substantially the following form, "The Holders of the Preferred Securities, in their capacities as such, shall not be personally liable for any liabilities or obligations of the Trust arising out of this Agreement, and the parties hereto hereby agree that the Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware."

       Section 3.10.  Powers and Duties of the Property Trustee.

       (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article 5. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

       (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

       (c)  The Property Trustee shall:

       (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and on the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and, without any further acts of the Property Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities from the Property Account in accordance with Section 6.01. Funds in the Property Account shall be held

                                       18





       uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution whose long term unsecured indebtedness is rated by a "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least investment grade;

       (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

(iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly pursuant to terms of the Securities the distribution of Debentures to Holders of Securities upon the election of the Holder of Common Securities to distribute the Debentures to Holders of Securities and dissolve the Trust; and

       (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee, subject to Section 3.10(e), shall for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration, the Business Trust Act and the Trust Indenture Act.

       (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

       (e) If an Event of Default has occurred and is continuing, then the Holders of a Majority in liquidation amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures. If the Property Trustee fails to enforce its rights under the Debentures, a Holder of Preferred Securities, to the extent permitted by applicable law, may, after a period of 30 days has elapsed since such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person; provided further, that, if an Event of Default has occurred and is continuing and such event is attributed to the failure of the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate

                                       19




       liquidation amount of the Preferred Securities of such Holder (a "Holder Direct Action") on or after the respective due date specified in the Debentures. In connection with such Holder Direct Action, the Sponsor will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holders of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

       (f) All moneys deposited in the Property Account and all Debentures held by the Property Trustee for the benefit of the Holders of the Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of the Property Trustee or its agents or their creditors.

       (g) The Property Trustee shall, within 90 days after the occurrence of a default with respect to the Securities actually known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the holders of the Securities, as their names and addresses appear upon the register, notice of such defaults with respect to the Securities known

                                       20





       to the
       Property Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.10(g) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. The Property Trustee shall not be deemed to have knowledge of any default, except (i) a default in the payment of principal, premium or interest on the Debentures or (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

       (h) The Property Trustee shall continue to serve as a Trustee until either:

             (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

             (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Article 5.

       (i) The Property Trustee shall act as paying agent in respect of the Common Securities and, if the Preferred Securities are not in book entry only form, the Preferred Securities and, subject to Section 3.08(q), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect

                                       20





       to the Preferred Securities. Any such Paying Agent shall comply with (S) 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to Section 3.08(q).

       (j) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from Litchfield Financial of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

       (k) Subject to this Section 3.10, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in Section 3.08.

       (l) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 3.10 and Section 3.12 in a manner which is consistent with the purposes and functions of the Trust set out in
       Section 3.05, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in
       Section 3.05.

       Section 3.11.  Delaware Trustee.

       Notwithstanding  any  other  provision  of this  Declaration  other  than
       Section 5.01(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees described in this
       Declaration. Except as set forth in Section 5.01(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of (S) 3807(a) of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

       Section 3.12.  Certain Rights and Duties of the Property Trustee.

       (a) The Property Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

       (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:


                                       21





       (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

             (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

             (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

       (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

       (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

       (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

       (c) Subject to the provisions of Section 3.12(a) and (b):

       (i) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7,

                                       22





       request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

       (ii) the Property Trustee (A) may consult with counsel (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

(iii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

       (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have offered to the Property Trustee security and indemnity satisfactory to the Property Trustee against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause
       (iv) shall relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

       (v) any action taken by the Property Trustee or its agents hereunder shall bind the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

(d) The recitals contained herein shall be taken as the statements of the Sponsor, and the Property Trustee assumes no responsibility for the correctness of the same. The Property Trustee makes no representations as to the validity or sufficiency of this Declaration.

(e) The Property Trustee, in its individual or any other capacity, may become the owner or pledgee of Preferred Securities and may otherwise deal with the Sponsor with the same rights it would have if it were not the Property Trustee.



                                       23





(f) All moneys received by the Property Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Property Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing to pay thereon.

(g) (i) The Sponsor covenants and agrees to pay to the Property Trustee from time to time, and the Property Trustee shall be entitled to, such compensation as the Sponsor and the Property Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a Property Trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Property Trustee, and the Sponsor will pay or reimburse the Property Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee in accordance with any of the provisions of this Declaration (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Sponsor also covenants to indemnify each of the Property Trustee or any predecessor Property Trustee and their officers, agents, directors and employees for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based upon, measured by or determined by the income of the Property Trustee) incurred without negligence or bad faith on the part of the Property Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Sponsor, any Holder or any other Person) of liability in the premises. The provisions of this subpart (g) of this Section
3.12 shall survive the termination of this Declaration and resignation or removal of the Property Trustee.

       (ii) The  obligations  of the  Sponsor  under  this  subpart  (g) of this
       Section 3.12 to compensate and indemnify the Property Trustee and to pay or reimburse the Property Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Property Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

(h) Except as otherwise provided in this Section 3.12, whenever in the administration of the provisions of this Declaration the Property Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Property Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Property Trustee and such certificate, in the absence of negligence or bad faith on the part of the Property Trustee, shall be full warrant to the Property Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Declaration upon the faith thereof.


                                       24





       (i) Whether or not expressly stated, every provision of this Declaration pertaining to the Property Trustee shall be subject to this Section 3.12.

       Section 3.13.  Registration Statement and Related Matters.

       In accordance with the Original Declaration, Litchfield Financial, as the sponsor of the Trust, was authorized (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (File Nos. 333-76285, 333-76285-01, and 333-
       76285-02) (the "1933 Act Registration Statement") including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Preferred Securities and (b) if Litchfield Financial shall deem it desirable, a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities under
       Section 12 of the Exchange Act; (ii) if Litchfield Financial shall deem it desirable, to prepare and file with the New York Stock Exchange or one or more national securities exchange(s) (each, an "Exchange") or the National Association of Securities Dealers, Inc. (the "NASD") and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any such Exchange or The Nasdaq Stock Market's National Market ("Nasdaq"); (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and all other papers and documents as Litchfield Financial, on behalf of the Trust, may deem necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as Litchfield Financial on behalf of the Trust, may deem necessary or desirable; and
       (iv) to negotiate the terms and execute on behalf of the Trust the Underwriting Agreement. In the event that any filing referred to in clauses (i)- (iii) above is required by the rules and regulations of the Commission, any Exchange, Nasdaq, the NASD or state securities or blue sky laws, to be executed on behalf of the Trust by one or more Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, and Litchfield Financial are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing. In connection with all of the foregoing, Litchfield Financial and each Trustee, solely in its capacity as Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of, Richard
       A. Stratton, Ronald E. Rabidou, and Heather A. Sica and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for Litchfield Financial or such Trustee or in Litchfield Financial' or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as Litchfield Financial or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and

                                       25





       agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Section 3.14.  Filing of Amendments to Certificate of Trust.

       The Certificate of Trust as filed with the Secretary of State of the State of Delaware on April 12, 1999, is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments, if any, to the Certificate of Trust as the Trustees shall deem necessary or desirable.

       Section 3.15.  Execution of Documents by the Regular Trustees.

       Except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise and except as provided in Sections 7.01(c) and 9.08, any Regular Trustee, or if there is only one, such Regular Trustee is authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

Section 3.16.  Trustees Not Responsible for Recitals or Issuance of Securities.

The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

       Section 3.17.  Duration of the Trust.

       The Trust, absent dissolution pursuant to the provisions of Article 8 hereof, shall continue without dissolution until June 30, 2029.

       Section 3.18.  Mergers.

       (a) The Trust may not merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.18(b) and (c) of this Declaration or Section 3 of Exhibit B or Exhibit C.

       (b) The Trust may, at the request of the Sponsor, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets

                                       26





       as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

       (i) such successor entity (the "Successor Entity") either:

       (A) expressly assumes all of the obligations of the Trust under the Securities and this Declaration; or

       (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

       (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

(iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization in which the Preferred Securities are then listed or quoted, if any;

       (iv) if the Preferred Securities (including any Successor Securities) are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities), or if the Debentures are so rated, the Debentures, to be downgraded by any nationally recognized statistical rating organization;

       (v) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

       (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

(vii)   prior  to  such   merger,   conversion,   consolidation,   amalgamation,
replacement, conveyance, transfer or lease, the Sponsor has received an Opinion of Counsel experienced in such matters that:

       (A) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);


                                       27





       (B) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

       (C) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States Federal income tax purposes;

(viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Guarantee; and

       (ix) there shall have been furnished to the Property Trustee an Officers' Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

       (c) Notwithstanding Section 3.18(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, convert into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, conversion, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States Federal income tax purposes or would cause the Holders of the Securities not to be treated as owning an undivided interest in the Debentures.

       Section 3.19.  Property Trustee May File Proofs of Claim.

       In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

       (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses,

                                       28





       disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

       (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                    ARTICLE 4

                                     Sponsor

       Section 4.01.  Purchase of Common Securities by the Sponsor.

       On the  Closing  Date,  the  Sponsor  will  purchase  all  of the  Common
       Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase to be in an amount equal to 3% of the total capital of the Trust.

       Section 4.02.  Expenses.

       (a) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities to initial purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article 10), the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).


                                       29





       (b) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

       (c) The Sponsor's obligations under this Section 4.02 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.02 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor.

       (d) The Sponsor shall be subrogated to all (if any) rights of the Trust in respect of any amounts paid to any Creditor by the Sponsor under this
       Section 4.02.

                                    ARTICLE 5

                                    Trustees

       Section 5.01.  Number of Trustees; Qualifications.

       (a) The number of Trustees initially shall be five (5). At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace, the Trustees, and (ii) after the issuance of the Securities the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

       (1) the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which case the number of Trustees shall be at least four (4);

       (2) at least a majority of the Trustees shall at all times be officers, directors or employees of Litchfield Financial;

       (3) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application; and

                                       30





       (4) there shall at all times be a Property Trustee hereunder which shall satisfy the requirements of Section 5.01(c).

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

(b) The initial Regular Trustees shall be:

John J. Malloy, Heather A. Sica and Ronald E. Rabidou

c/o LITCHFIELD FINANCIAL CORPORATION, 430 Main Street, Williamstown, Massachusetts 01267

(c) There shall at all times be one Trustee which shall act as the Property Trustee. In order to act as the Property Trustee hereunder, such Trustee shall:

         (i)  not be an Affiliate of the Sponsor;

         (ii) be a corporation or national banking association organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation, national banking association or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.01(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

         (iii) if the Trust is excluded  from the  definition  of an  Investment
Company solely by reason of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property Trustee shall possess those qualifications.

If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.02(d). If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of (S) 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in (S) 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of (S) 310(b) of the Trust Indenture Act. The

                                       31



Preferred Guarantee and the Indenture shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in (S) 310(b) of the Trust Indenture Act.

The initial Trustee which shall serve as the Property Trustee is The Bank of New York, a New York banking corporation, whose address is as set forth in Section 14.01(b).

       (d) The initial Trustee which shall serve as the Delaware Trustee is The Bank of New York (Delaware), a Delaware banking corporation, whose address is as set forth in Section 14.01(c).

       (e) Any action taken by the Holders of Common Securities pursuant to this
       Article 5 shall be taken at a meeting of the Holders of Common Securities convened for such purpose or by written consent as provided in Section 12.02.

       (f) No amendment may be made to this Section 501 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

       Section 5.02.  Appointment, Removal and Resignation of the Trustees.

       (a) Subject to Section 5.02(b), Trustees may be appointed or removed without cause at any time:

       (i) until the issuance of the Securities, by written instrument executed by the Sponsor; and

       (ii) after the issuance of the Securities by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class.

       (b) (i) The Trustee that acts as the Property Trustee shall not be removed in accordance with Section 5.02(a) until a successor Trustee possessing the qualifications to act as the Property Trustee under
       Section 5.01(c) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the Property Trustee being removed; and

       (ii) the Trustee that acts as the Delaware Trustee shall not be removed in accordance with Section 5.02(a) until a successor Trustee possessing the qualifications to act as the Delaware Trustee under Section 5.01(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

       (c) A Trustee appointed to office shall hold such office until his successor shall have been appointed or until his death, removal or resignation.

                                       32





       (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

       (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

       (A) a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the resigning Property Trustee; or

       (B) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

       (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the resigning Delaware Trustee.

       (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
       5.02 within 60 days after delivery of a notice of removal or a Resignation Request, the Property Trustee or Delaware Trustee being removed or resigning as the case may be may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as the case may be. Such court may thereupon after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

Section 5.03.  Vacancies among the Trustees.

If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01 or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this
Article 5.

Section 5.04.  Effect of Vacancies.

The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article 5, the Regular Trustees in office, regardless

                                       33





of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

Section 5.05.  Meetings.

Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meeting of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless otherwise provided in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

   Section 5.06.  Delegation of Power.

   (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation, the filings referred to in Section 3.13).

   (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the

Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.07.  Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Property Trustee or the Delaware Trustee or any Regular Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the

                                       34





Property Trustee or the Delaware Trustee or the Regular Trustees, as the case may be, shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Property Trustee or the Delaware Trustee or the Regular Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee or the Regular Trustees, as the case may be, hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                    ARTICLE 6

                                  Distributions

   Section 6.01.  Distributions.

   Holders shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities as set forth in Exhibits B and C hereto ("Distributions"). If and to the extent that Litchfield Financial makes a payment of interest (including Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to promptly make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto.

                                    ARTICLE 7

                           Issuance of the Securities

   Section 7.01.  General Provisions Regarding the Securities.

   (a) The Regular Trustees shall issue on behalf of the Trust Securities in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with Section 7.01(b) and for the consideration specified in Section 3.03.

   (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing preferred undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") hereto, which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing common undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") hereto, which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

   (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees, although at the date of the execution and delivery of this Declaration any such person was not a Regular Trustee. Certificates shall be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which Securities may be listed or traded, or with any rule or regulation of the Clearing Agency, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees (or, if there are more than two Regular Trustees, by any two of the Regular Trustees) on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Preferred Security Certificate whether in temporary or definitive form shall be countersigned, upon receipt of a written order of the Trust signed by one Regular Trustee, by the manual signature of an authorized signatory of the Person acting as registrar and transfer agent for the Preferred Securities, which shall initially be the Property Trustee.

   (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

   (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non- assessable.

   (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.


                                       36





   (g) Upon issuance of the Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to Litchfield Financial the $10 constituting initial trust assets as set forth in the Original Declaration.

                                    ARTICLE 8

                            Dissolution of the Trust

   Section 8.01.  Dissolution of the Trust.

   The Trust shall dissolve:

   (i) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of the Securities in accordance with the terms of the Securities; or

   (ii) when all of the Debentures shall have been distributed to the Holders of the Securities in exchange for all of the Securities in accordance with the terms of the Securities;

(iii) upon the expiration of the term of the Trust as set forth in Section 3.17; or

   (iv) upon a decree of judicial dissolution.

Upon dissolution and the completion of the winding up of the affairs of the Trust, the Trust and this Declaration shall terminate when a certificate of cancellation is filed by the Trustees with the Secretary of State of the State of Delaware. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.01.

The provisions of Sections 3.12 and 4.02 and Article 10 shall survive the termination of the Trust and this Declaration.

                                    ARTICLE 9

                              Transfer of Interests

   Section 9.01.  Transfer of Securities.

   (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

   (b) Subject to this Article 9, Preferred Securities shall be freely transferable.

                                       37





   (c) The Holder of the Common Securities may not transfer the Common Securities except (a) in connection with transactions permitted under Section
   10.01 of the Indenture, or (b) to the Sponsor or an Affiliate thereof in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws). To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the immediately preceding sentence shall be void.

   Section 9.02.  Transfer of Certificates.

   The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

   Section 9.03.  Deemed Security Holders.

   The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

   Section 9.04.  Book Entry Interests.

   Unless otherwise specified in the terms of the Preferred Securities, the Preferred Security Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.07. Unless and until definitive, fully registered Preferred Security

                                       38





   Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.07:

   (i)  the provisions of this Section 9.04 shall be in full force and effect;

   (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and, except as set forth herein in Section
   9.07 or in Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) with respect to the Property Trustee, shall have no obligation to the Preferred Security Beneficial Owners;

(iii) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section 9.04 shall control; and

   (iv) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants, provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as definitive Preferred Security Certificates have not been issued (pursuant to Section 9.07 hereof), the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

   Section 9.05.  Notices to Holders of Certificates.

   Whenever a notice or other communication to the Holders is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued pursuant to Section 9.07, the relevant Trustees shall give all such notices and communications, specified herein to be given to Holders of Preferred Securities, to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except in Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) with respect to the Property Trustee, have no notice obligations to the Preferred Security Beneficial Owners.

   Section 9.06.  Appointment of Successor Clearing Agency.


                                       39





   If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

   Section 9.07.  Definitive Preferred Securities Certificates.

   If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
   Section 9.06 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then (x) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and (y) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions.

   Section 9.08.  Mutilated, Destroyed, Lost or Stolen Certificates.

   If (a) any  mutilated  Certificates  should  be  surrendered  to the  Regular
   Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees) on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE 10

                    Limitation of Liability; Indemnification

   Section 10.01.  Exculpation.

   (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or

                                       40





   omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

   (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

   (c) Pursuant to (S) 3803(a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

   Section 10.02.  Indemnification.

   (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, liability, expense, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, liability, expense, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

   (b) The provisions of this Section 10.02 shall survive the termination of this Declaration or the resignation or removal of any Trustee.

   Section 10.03.  Outside Business.

   The Sponsor and any Trustee (in the case of the Property Trustee, subject to Section 5.01(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or

                                       41





   improper. Neither the Sponsor nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or any of its Affiliates.

                                   ARTICLE 11

                                   Accounting

   Section 11.01.  Fiscal Year.

   The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

   Section 11.02.  Certain Accounting Matters.

   (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes.

   (b) If required by applicable law, the Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles; provided that if the Trust is required to comply with the periodic reporting requirements of Section 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by the Sponsor).

   (c) The Regular Trustees shall cause to be duly prepared and mailed to each Holder of Securities any annual United States Federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.


                                       42





   (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States Federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

   Section 11.03.  Banking.

   The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Account.

   Section 11.04.  Withholding.

   The Trust and the Trustees shall comply with all withholding requirements under United States Federal, State and local law. The Regular Trustees shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Regular Trustees to assist them in determining the extent of, and in fulfilling, the Trust's withholding obligations. The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 12

                             Amendments and Meetings

   Section 12.01.  Amendments.

   (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment or modification to this Declaration shall be made, and any such purported amendment shall be void and ineffective: (A) unless the Regular Trustees shall have first received: (x) an Officers' Certificate that such amendment is permitted by, and conforms to, the terms of this Declaration; and

                                       43





(y) an Opinion of Counsel that such amendment is permitted by, and conforms to, the terms of this Declaration and that all conditions precedent, if any, in this Declaration to the execution and delivery of such amendment have been satisfied; and (B) to the extent the result of such amendment would be to: (x) cause the Trust to fail to continue to be classified for purposes of United States Federal income taxation as a grantor trust; (y) reduce or otherwise adversely affect the rights or powers of the Property Trustee in contravention of the Trust Indenture Act; or (z) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act; (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities; (iii) Section 4.02, Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities; (iv) no amendment which adversely affects the rights, powers and privileges of the Property Trustee or the Delaware Trustee shall be made without the consent of the Property Trustee or the Delaware Trustee, respectively; (v) Article 4 shall not be amended without the consent of the Sponsor; and (vi) the rights of the Holders of Common Securities under Article 5 to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities.

   (b) Notwithstanding Section 12.02(a), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) add to the covenants, restrictions or obligations of the Sponsor, (iv) conform to any changes in Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) or any change in interpretation or application of Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) by the Commission, (v) make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of this Declaration, (vi) modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act, and (vii) pursuant to Section 5.02, evidence the acceptance of the appointment of a successor Trustee or fill a vacancy created by an increase in the number of Regular Trustees, which amendment does not adversely affect in any material respect the rights, preferences or privileges of the Holders.

Section 12.02. Meetings of the Holders of Securities; Action by Written Consent.

   (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which the Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted. The Regular Trustees shall call a meeting of the Holders of Preferred Securities or Common Securities, if

                                       44





   directed to do so by Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more notices in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

   (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of the Holders of Securities:

   (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than seven (7) days nor more than sixty (60) days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

   (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

(iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

   (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted, the Regular Trustees, in their sole discretion, shall establish all other provisions

                                       45





   relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE 13

        Representations of the Property Trustee and the Delaware Trustee

   Section 13.01.  Representations and Warranties of the Property Trustee.

   The Trustee which acts as the initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as the Property Trustee that:

   (i) The Property Trustee is a national banking association or a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States or the laws of the state of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

   (ii) The execution, delivery and performance by the Property Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

(iii) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee.

   (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

   (v) The Property Trustee satisfies the qualifications set forth in Section 5.01(c).

   Section 13.02.  Representations and Warranties of the Delaware Trustee.


                                       46





   The Trustee which acts as the initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as the Delaware Trustee, that:

   (i) The Delaware Trustee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

   (ii) The execution, delivery and performance by the Delaware Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

   (iii) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Delaware Trustee, if any, is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

   (iv) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and is a Person that satisfies for the Trust (S) 3807(a) of the Business Trust Act.

                                   ARTICLE 14

                                  Miscellaneous

   Section 14.01.  Notices.

   All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

   (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

   Litchfield Capital Trust I c/o Litchfield Financial Corporation, 430 Main Street, Williamstown, MA 01267 Attention: Treasurer, Telecopy: (413) 458-1020


                                       47





   (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

   101 Barclay Street Floor 21 West New York, New York 10286 Attention:
   Corporate Trust Trustee Administration Telecopy: (212) 815-5915

   (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

   White Clay Center Route 273 Newark, Delaware 19711 Attention: Corporate Trust Department

   (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

   Litchfield Financial Corporation, 430 Main Street, Williamstown, Massachusetts 01267, Attention: Treasurer, Telecopy: (413) 458-1020

   (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

   Section 14.02.  Undertaking for Costs.

   All parties to this Declaration agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 1402 shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% in aggregate liquidation amount of the outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on the Debentures, on or after the respective due dates expressed in such Debentures.

                                       48





   Section 14.03.  Governing Law.

   This Declaration, the Securities and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

   Section 14.04.  Headings.

   Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

   Section 14.05.  Partial Enforceability.

   If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

   Section 14.06.  Counterparts.

   This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

   Section 14.07.  Intention of the Parties.

   It is the intention of the parties hereto that the Trust not be classified for United States Federal income tax purposes as an association taxable as a corporation or partnership but that the Trust be treated as a grantor trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

   Section 14.08.  Successors and Assigns.

   Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

   Section 14.09.  No Recourse.


                                       49





The Trust's obligations hereunder are intended to be the obligations of the Trust and no recourse for the payment of Distributions, or for any claim upon the Securities or otherwise in respect thereof, shall be had against any Holder of Securities or any Affiliate of a Holder of Securities, solely by reason of such Person's being a Holder of Securities or an Affiliate of a Holder of Securities, it being understood that the Holder of Securities, solely by reason of being a Holder of Securities, has limited liability (in accordance with the provisions of the Business Trust Act) for the liabilities and obligations of the Trust. Nothing contained in this Section 14.09 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Declaration, the Preferred Guarantee and the Indenture, of the rights and remedies against the Trust or the Sponsor.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


LITCHFIELD FINANCIAL CORPORATION,
as Sponsor


By:    /s/ R.A. Stratton
       Name:    Richard A. Stratton
       Title:   President and Chief Executive Officer


/s/ Ronald E. Rabidou
Ronald E. Rabidou, as Regular Trustee


/s/ Heather A. Sica
Heather A. Sica, as Regular Trustee


/s/ John J. Malloy
John J. Malloy, as Regular Trustee


THE BANK OF NEW YORK,
as Property Trustee


By:    /s/ Michael Culhane
       Name:    Michael Culhane
       Title:   Vice President


THE BANK OF NEW YORK (DELAWARE),
as Delaware Trustee


By:    /s/ Walter N. Gitlin
       Name:    Walter N. Gitlin
       Title:   Authorized Signatory



                              50





                                    EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                           LITCHFIELD CAPITAL TRUST I

THIS CERTIFICATE OF TRUST of Litchfield Capital Trust I (the "Trust"), dated as of April ___, 1999, is being duly executed and filed by the undersigned, as trustees, with the Secretary of State of the State of Delaware to form a business trust under the Delaware Business Trust Act (12 Del.
Code (S) 3801 et seq.).

   1. Name. The name of the business trust being formed hereby is Litchfield Capital Trust I.

   2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The
   Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

3. Effective Date. This Certificate of Trust shall be effective at the time of its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust at the time of filing this Certificate of Trust, have executed this Certificate of Trust as of the date first above written.

LITCHFIELD FINANCIAL
CORPORATION,
as Sponsor

By:______________________________
     Name:
     Title:

--------------------------------
John J. Malloy, not in his individual
capacity, but solely as Regular Trustee

--------------------------------
Heather A. Sica, not in her individual
capacity, but solely as Regular Trustee

--------------------------------
Ronald E. Rabidou, not in his individual capacity, but solely as Regular Trustee THE BANK OF NEW YORK, not in its individual capacity, but solely as Property Trustee

By:______________________________
     Name:
     Title:

THE BANK OF NEW YORK
(DELAWARE),
not in its individual capacity, but solely as Delaware Trustee

By:______________________________
     Name:
     Title:


                                       51





                                   TERMS OF
                              PREFERRED SECURITIES

Pursuant to Section 7.01(b) of the Amended and Restated Declaration of Trust of Litchfield Capital Trust I dated as of May 19, 1999 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

1. DESIGNATION AND NUMBER. 10% Series A Preferred Securities of the Trust with an aggregate liquidation amount at any time outstanding with respect to the assets of the Trust of Twenty-Five Million Dollars ($25,000,000) and 375,000 Preferred Securities of the Trust with an aggregate liquidation amount at any time outstanding with respect to the assets of the Trust of Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), each with a liquidation amount with respect to the assets of the Trust of $10 per Preferred Security, are hereby designated as "10% Series A Trust Preferred Securities,." The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of Litchfield Financial having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and the Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and the Common Securities.

2. DISTRIBUTIONS. (a) Distributions payable on each Preferred Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $10 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one calendar quarter will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law), compounded quarterly. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

   (b) Distributions on the Preferred Securities will accumulate from May 19, 1999, and will be payable quarterly in arrears, on June 30, September 30, December 31, and March 31 of each year, commencing

                                       52





   on June 30, 1999, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as Litchfield Financial shall not be in default in the payment of interest on the Debentures, Litchfield Financial has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period; provided that no Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, Litchfield Financial may further extend such Extension Period;
   provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, Litchfield Financial may commence a new Extension Period, subject to the above requirements. Payments of accumulated Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

   (c) Distributions on the Preferred Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one business day prior to the relevant Distribution date, and if the Preferred Securities are no longer in book-entry only form, the relevant record dates will be the fifteenth (15th) day of the month prior to the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of Litchfield Financial' having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Preferred Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless Litchfield Financial has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described in paragraph 8 hereof. If any date on which Distributions are payable on the Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such

                                       53

>



   payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

   (d) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata (as defined below) to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

   (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and the Common Securities.

3. LIQUIDATION DISTRIBUTION UPON DISSOLUTION. (a) In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and the Common Securities will be entitled to receive Pro Rata solely out of the assets of the Trust legally available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to the creditors of the Trust, an amount equal to the aggregate of the stated liquidation amount of $10 per Preferred Security and Common Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, and after satisfaction of liabilities to the creditors of the Trust, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and the Common Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Preferred Securities and the Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and the Common Securities in exchange for such Securities.

If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and the Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

   (b) The Holder of the Common Securities shall have the right to direct the Property Trustee in writing at any time to dissolve the Trust and to distribute Debentures to Holders in exchange for Securities (which direction is optional and wholly within the discretion of the Holder of the Common Securities). Upon the receipt of any such written direction, the Property Trustee shall promptly (i) distribute Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of the Preferred Securities and the Common Securities held by each Holder, which Debentures bear accrued and unpaid interest in an amount equal to the accumulated and

                                       54





   unpaid Distributions on the Preferred Securities and the Common Securities of such Holder, in exchange for the Preferred Securities and Common Securities of such Holder and (ii) dissolve the Trust.

   (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding and may be canceled by the Regular Trustees, and (ii) Certificates representing Preferred Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Preferred Securities until such Certificates are presented to Litchfield Financial or its agent for transfer or reissuance.

   (d) If Debentures are distributed to Holders of the Preferred Securities, Litchfield Financial, pursuant to the terms of the Indenture, will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

4. REDEMPTION OF DEBENTURES. The Preferred Securities may be redeemed only if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities are repaid or redeemed as set forth below:

   (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after June 30, 2004, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $10 per Preferred Security and Common Security plus an amount equal to accumulated and unpaid Distributions thereon to, but excluding, the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

   (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Preferred Securities will be redeemed as described in paragraph 4(f)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed or traded, Litchfield Financial pursuant to the Indenture will redeem Debentures only in whole and, as a result, the Trust may redeem the Preferred Securities only in whole.

   (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, Litchfield Financial shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole

                                       55





   or in part for cash at the Redemption Price within 90 days following the occurrence of such Special Event, and promptly following such redemption,
   Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

   "Tax Event" means that the Sponsor and the Regular Trustees shall have obtained an Opinion of Counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after May 19, 1999, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after May 19, 1999, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by Litchfield Financial to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by Litchfield Financial for United States Federal income tax purposes.

   "Investment Company Event" means that the Sponsor and the Regular Trustees shall have received an Opinion of Counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after May 19, 1999.

   (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accumulated and unpaid Distributions have been paid on all Preferred Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

   (e)  [Intentionally omitted.]


                                       56





   (f) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and the Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first- class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

   (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed, the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or successor Clearing Agency) or any other nominee, the Preferred Securities will be redeemed from, and the distribution of the proceeds of such redemption will be made to, DTC (or successor Clearing Agency).

(iii) Subject to paragraph 8 hereof, if the Trust gives a Redemption/Distribution Notice in respect of a redemption of Preferred
Securities  as  provided  in this  paragraph  4 then  (A)  while  the  Preferred
Securities are in book-entry only form, with respect to the Preferred Securities, by 10:00 a.m., New York City time, on the redemption date, provided that Litchfield Financial has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with DTC (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give DTC (or successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities and provided that Litchfield Financial has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Preferred Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the redemption date, Distributions will cease to accumulate on the Preferred Securities called for redemption, such Preferred Securities will no longer be deemed to be outstanding and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any

                                       57





date fixed for  redemption  of Preferred  Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Property Trustee or by Litchfield Financial pursuant to the Preferred Guarantee, Distributions on such Preferred Securities will continue to accumulate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

   (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders of the Preferred Securities.

   (v) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), Litchfield Financial or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

          5. VOTING RIGHTS. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

   (b) If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration, other than as described in Section 12.01(b) of the Declaration, or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section
   8.01 of the Declaration, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a single class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class of Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority in liquidation amount of such class of Securities and (B) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.01 and 12.02 of the Declaration.

In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities

                                       58





with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as other than a grantor trust on account of such action.

So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee of the Indenture (the "Debenture Trustee"), or exercising any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section
6.06 of the Indenture or (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Preferred Securities and Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Preferred Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Preferred Securities and Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that for United States Federal income tax purposes the Trust will not be classified as other than a grantor trust on account of such action.

If an Event of Default has occurred and is continuing, then the Holders of a Majority in liquidation amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures. If the Property Trustee fails to enforce its rights under the Debentures, a Holder of Preferred Securities, to the extent permitted by applicable law, may, after a period of 30 days has elapsed since such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person; provided further, that, if an Event of Default has occurred and is continuing and such event is attributed to the failure of the Sponsor to pay interest or principal on the Debentures on the date such

                                       59





interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Holder Direct Action") on or after the respective due date specified in the Debentures. In connection with such Holder Direct Action, the Sponsor will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holders of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration.

Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by Litchfield Financial or by any Affiliate of Litchfield Financial shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

Except as provided in this paragraph 5, Holders of the Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested exclusively in the Holders of the Common Securities.

6. PRO RATA TREATMENT. A reference in these terms of the Preferred Securities to any payment, Distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities

                                       60





pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

7. RANKING. The Preferred Securities rank pari passu and payment thereon will be made Pro Rata with the Common Securities, except that when an Event of Default occurs and is continuing, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank in priority to the rights of Holders of the Common Securities.

8. TRANSFER, EXCHANGE, METHOD OF PAYMENTS. Payment of Distributions and payments on redemption of the Preferred Securities will be payable, the transfer of the Preferred Securities will be registrable, and Preferred Securities will be exchangeable for Preferred Securities of other denominations of a like aggregate liquidation amount, at the corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Preferred Security will be made only upon surrender of such Preferred Security to the Property Trustee.

9.   ACCEPTANCE OF INDENTURE AND PREFERRED GUARANTEE.  Each Holder of
Preferred Securities, by the acceptance thereof, agrees to the provisions of (i) the Preferred Guarantee, including the subordination provisions therein, and
(ii) the Indenture and the Debentures, including the subordination provisions of the Indenture.

10. NO PREEMPTIVE RIGHTS. The Holders of Preferred Securities shall have no preemptive or similar rights to subscribe to any additional Preferred Securities or Common Securities.

11. MISCELLANEOUS. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder of Preferred Securities without charge on written request to the Trust at its principal place of business.



                                       61





                                     Annex I

                     FORM OF PREFERRED SECURITY CERTIFICATE

[IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO LITCHFIELD CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate Number  Number of Preferred Securities: ____________
__________________
Aggregate Liquidation Amount:  $____________

                             CUSIP NO. ____________

                   Certificate Evidencing Preferred Securities

                                       of

                           Litchfield Capital Trust I

                    ____% Series A Trust Preferred Securities
                 (liquidation amount $10 per Preferred Security)

Litchfield Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____

                                       62





(______) preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust and designated the ____% Series A Trust Preferred Securities (liquidation amount $10 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this Certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of ___________, ____, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by Litchfield Financial Corporation, a Massachusetts corporation ("Litchfield
Financial"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of Litchfield Financial dated as of __________, ____, as the same may be amended from time to time (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

The Holder of this Certificate, by accepting this Certificate, is deemed to have
(i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture, and
(ii) agreed to the terms of the Guarantee, including that the Guarantee is subordinate and junior in right of payment to all other liabilities of Litchfield Financial, including the Debentures, except those made pari passu or subordinate by their terms, and senior to all capital stock (other than the most senior preferred stock issued, from time to time, if any, by Litchfield Financial, which preferred stock will rank pari passu with the Guarantee) now or hereafter issued by Litchfield Financial and to any guarantee now or hereafter entered into by Litchfield Financial in respect of any of its capital stock (other than the most senior preferred stock issued, from time to time, if any, by Litchfield Financial).

Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

IN WITNESS WHEREOF, Trustees of the Trust have executed this Certificate.

                      LITCHFIELD CAPITAL TRUST I


                      --------------------------------
                      Ronald E. Rabidou, as Regular Trustee


                                       63





                      --------------------------------
                      Heather A. Sica, as Regular Trustee

                      --------------------------------
                      John J. Malloy, as Regular Trustee

Dated:

Countersigned and Registered:

Transfer Agent and Registrar

By:___________________________
Authorized Signatory



                                       64





                          [FORM OF REVERSE OF SECURITY]

Distributions payable on each Preferred Security will be fixed at a rate per annum of ___ % (the "Coupon Rate") of the stated liquidation amount of $10 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law), compounded quarterly. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

Distributions on the Preferred Securities will accumulate from _________, ____, and will be payable quarterly in arrears, on ______, ______, ______ and ______ of each year, commencing on ________, ____, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as Litchfield Financial shall not be in default in the payment of interest on the Debentures, Litchfield Financial has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period; provided that no Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, Litchfield Financial may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, Litchfield Financial may commence a new Extension Period, subject to the above requirements. Payments of accumulated Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

The Preferred Securities shall be redeemable as provided in the Declaration.



                                       65





                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ______________________________________

Signature: _________________________________

NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE OF THIS PREFERRED SECURITY
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.



                                       66






                                    TERMS OF

                                COMMON SECURITIES

Pursuant to Section 7.01(b) of the Amended and Restated Declaration of Trust of Litchfield Capital Trust I dated as of May 19, 1999 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

1. DESIGNATION AND NUMBER. 10% Series A Common Securities of the Trust with an aggregate liquidation amount at any time outstanding with respect to the assets of the Trust of Seven Hundred Seventy-Three Thousand Two Hundred Dollars ($773,200), and each with a liquidation amount with respect to the assets of the Trust of $10 per Common Security, and 77,320 Common Securities of the Trust with an aggregate liquidation amount at any time outstanding with respect to the assets of the Trust of Seven Hundred Seventy-Three Thousand Two Hundred Dollars ($773,200), and each with a liquidation amount with respect to the assets of the Trust of $10 per Common Security for issuance upon the exercise of the option granted to the Underwriters, solely to cover over-allotments, if any, are hereby designated as "10% Series A Trust Common Securities." The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to Litchfield Financial in consideration of $773,200 in cash. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of Litchfield Financial having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities so issued, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and the Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and the Common Securities.

2. DISTRIBUTIONS. (a) Distributions payable on each Common Security will be fixed at a rate per annum of 10% (the "Coupon Rate") of the stated liquidation amount of $10 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one calendar quarter will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law), compounded quarterly. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.


                                       67





   (b) Distributions on the Common Securities will accumulate from May 19, 1999, and will be payable quarterly in arrears, on June 30, September 30, December 31, and March 31 of each year commencing on June 30, 1999, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as Litchfield Financial shall not be in default in the payment of interest on the Debentures, Litchfield Financial has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period; provided that no Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, Litchfield Financial may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, Litchfield Financial may commence a new Extension Period, subject to the above requirements. Payments of accumulated Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

   (c) Distributions on the Common Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates for the Common Securities shall be one business day prior to the relevant Distribution date, and if the Preferred Securities are no longer in book-entry only form, the relevant record dates for the Common Securities will be the fifteenth (15th) day of the month prior to the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Common Securities that are not punctually paid on any Distribution payment date as a result of Litchfield Financial' having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Common Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless Litchfield Financial has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in paragraph 8 hereof. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the

                                       68





   Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

   (d) All Distributions paid with respect to the Common Securities and the Preferred Securities will be paid Pro Rata (as defined below) to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

   (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and the Common Securities.

3. LIQUIDATION DISTRIBUTION UPON DISSOLUTION. (a) In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and the Common Securities will be entitled to receive Pro Rata solely out of the assets of the Trust legally available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to the creditors of the Trust, an amount equal to the aggregate of the stated liquidation amount of $10 per Preferred Security and Common Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, and after satisfaction of liabilities to the creditors of the Trust, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and the Common Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Preferred Securities and the Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and the Common Securities in exchange for such Securities.

If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and the Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

         (b) The Holder of the Common Securities shall have the right to direct the Property Trustee in writing at any time to dissolve the Trust and to distribute Debentures to Holders in exchange for Securities (which direction is optional and wholly within the discretion of the Holder of the Common Securities). Upon the receipt of any such written direction, the Property Trustee shall promptly (i) distribute Debentures in an aggregate principal amount

                                       69





         equal to the aggregate stated liquidation amount of the Preferred Securities and the Common Securities held by each Holder, which Debentures bear accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on the Preferred Securities and the Common Securities of such Holder, in exchange for the Preferred
         Securities and Common Securities of such Holder and (ii) dissolve the Trust.

         (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and may be canceled by the Regular Trustees, and (ii) Certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Common Securities until such Certificates are presented to Litchfield Financial or its agent for transfer or reissuance.

         4. REDEMPTION OF DEBENTURES. The Common Securities may be redeemed only if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities are repaid or redeemed as set forth below:

   (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after June 30, 2004, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $10 per Preferred Security and Common Security plus an amount equal to accumulated and unpaid Distributions thereon to, but excluding, the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

   (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Common Securities will be redeemed as described in paragraph 4(e)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed or traded, Litchfield Financial pursuant to the Indenture will redeem Debentures only in whole and, as a result, the Trust may redeem the Common Securities only in whole.

   (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each, a "Special Event") shall occur and be continuing, Litchfield Financial shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Special Event, and promptly following such redemption, Preferred Securities and Common

                                       70





   Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

   "Tax Event" means that the Sponsor and the Regular Trustees shall have obtained an Opinion of Counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after May 19, 1999, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after May 19, 1999, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by Litchfield Financial to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by Litchfield Financial for United States Federal income tax purposes.

   "Investment Company Event" means that the Sponsor and the Regular Trustees shall have received an Opinion of Counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after May 19, 1999.

   (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accumulated and unpaid Distributions have been paid on all Common Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

   (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and the Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date

                                       71





   of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first- class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

   (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed Pro
   Rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

(iii) If the Trust gives a Redemption/Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable), then immediately prior to the close of business on the redemption date, provided that Litchfield Financial has paid to the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accumulate on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee, Distributions on such Common Securities will continue to accumulate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

   (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to Holders of the Common Securities.

          5. VOTING RIGHTS. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                                       72





   (b) Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration, other than as described in Section 12.01(b) of the Declaration, or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.01 of the Declaration or Section 3 of this Exhibit C or Section 3 of Exhibit B, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a single class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class of Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under Section 5.02 of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.01 and 12.02 of the Declaration.

In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as other than a grantor trust on account of such action.

So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee of the

                                       73





Indenture (the "Debenture Trustee"), or exercising any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture or (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Common Securities and Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities and Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that for United States Federal income tax purposes the Trust will not be classified as other than a grantor trust on account of such action.

Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration.


                                       74





6. PRO RATA TREATMENT. A reference in these terms of the Common Securities to any payment, Distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

7. RANKING. The Common Securities rank pari passu and payment thereon will be made Pro Rata with the Preferred Securities, except that when an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders of the Preferred Securities.

8. TRANSFER, EXCHANGE, METHOD OF PAYMENTS. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Property Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in Section 9.01(c) of the Declaration.

9. ACCEPTANCE OF INDENTURE. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of Indenture and the Debentures, including the subordination provisions of the Indenture.

10. NO PREEMPTIVE RIGHTS. The Holders of Common Securities shall have no preemptive or similar rights to subscribe to any additional Common Securities or Preferred Securities.

11. MISCELLANEOUS. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder of Common Securities without charge on written request to the Trust at its principal place of business.



                                       75





                                     Annex I

                       FORM OF COMMON SECURITY CERTIFICATE
                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SET FORTH IN THE DECLARATION
                                REFERRED TO BELOW

Certificate Number                 Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                           Litchfield Capital Trust I

                     ____% Series A Trust Common Securities
                  (liquidation amount $10 per Common Security)

Litchfield Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of ____________________________ (_________)
common securities of the Trust representing common undivided beneficial interests in the assets of the Trust and designated the "____% Series A Trust Common Securities" (liquidation amount $10 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation, Section 9.01(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this Certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of __________, ____, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by Litchfield Financial Corporation, a Massachusetts corporation ("Litchfield Financial"), to the Trust pursuant to the Indenture referred to in the Declaration. The Trust will furnish a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right

                                       76





of payment to all Senior Debt (as defined in the Supplemental Indenture) as and to the extent provided in the Indenture.

Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

IN WITNESS WHEREOF, the Trustees of the Trust have executed this Certificate this ___ day of -------------, ----.

                           LITCHFIELD CAPITAL TRUST I

                           --------------------------------
                           John J. Malloy, as Regular Trustee

                           --------------------------------
                           Heather A. Sica, as Regular Trustee

                           --------------------------------
                           Ronald E. Rabidou, as Regular Trustee

                          [FORM OF REVERSE OF SECURITY]

Distributions payable on each Common Security will be fixed at a rate per annum of ___ % (the "Coupon Rate") of the stated liquidation amount of $10 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law) compounded quarterly. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

Distributions on the Common Securities will accumulate from _________, ____ and will be payable quarterly in arrears, on _____________, ____________, _____________ and _____________ of each year, commencing on ________, ____, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as Litchfield Financial shall not be in default in the payment of interest on the Debentures, Litchfield Financial has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period at any time and from time to time on the Debentures for a period not

                                       77



exceeding 20 consecutive quarterly interest periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period; provided that no Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, Litchfield Financial may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, Litchfield Financial may commence a new Extension Period, subject to the above requirements. Payments of accumulated Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

The Common Securities shall be redeemable as provided in the Declaration.



                                       78




                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

_____________________________________________________  agent  to  transfer  this
Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

       Signature: _________________________________

          (Sign exactly as your name appears on the other side of this
                          Common Security Certificate)

HWD2:  517541-1


                                       79